Exhibit 99.1

Monthly Noteholder’s Statement

GE Capital Credit Card Master Note Trust

Series 2004 - 2

Class A LIBOR + 0.0400% Notes

Class B LIBOR + 0.2600% Notes

Class C LIBOR + 0.4800% Notes

Pursuant to the Master Indenture, dated as of September 25, 2003 (as amended and supplemented, the “Indenture”) between GE Capital Credit Card Master Note Trust (the “Issuer”) and Deutsche Bank Trust Company Americas, as indenture trustee (the “Indenture Trustee”), as supplemented by the Series 2004 - 2 Indenture Supplement (the “Indenture Supplement”), dated as of September 22, 2004, between the Issuer and the Indenture Trustee, the Issuer is required to prepare, or cause the Servicer to prepare, certain information each month regarding current distributions Series 2004 - 2 Noteholders and the performance of the Trust during the previous month.  The information required to be prepared with respect to the Payment Date of December 15, 2004, and with respect to the performance of the Trust during the Monthly Period ended November 21, 2004 is set forth below.  Capitalized terms used herein are defined in the Indenture and the Indenture Supplement. The undersigned, an Authorized Officer of the Servicer, does hereby certify as follows:

Monthly Period Beginning:	10/22/2004
Monthly Period Ending:	11/21/2004
Previous Payment Date:	11/15/2004
Payment Date:	12/15/2004
Days in Monthly Period:	31
Days in Interest Period:	30
LIBOR Reset Date	11/11/2004
LIBOR Rate	2.1000%

I. Trust Receivables Information

a.	Number of Obligors (Total Securitized)	34,279,994
b.	Average Obligor Balance (Total Securitized)	327.80

c.	BOP Principal Receivables	11,255,432,363.68
d.	BOP Finance Charge Receivables	306,281,163.18
e.	BOP Total Receivables	11,561,713,526.86

f.	Increase in Principal Receivables from Additional Accounts	0.00
g.	Increase in Principal Activity on Existing Securitized Accounts	1,617,636,495.82
h.	Increase in Finance Charge Receivables from Additional Accounts	0.00
i.	Increase in Finance Charge Activity on Existing Securitized Accounts	241,607,771.72
j.	Increase in Total Receivables	1,859,244,267.54

k.	Decrease in Principal Receivables due to Account Removal	0.00
l.	Decrease in Principal Activity on Existing Securitized Accounts	1,636,092,721.87
m.	Decrease in Finance Charge Receivables due to Account Removal	0.00
n.	Decrease in Finance Charge Activity on Existing Securitized Accounts	237,801,320.30
o.	Decrease in Total Receivables	1,873,894,042.17

p.	EOP Aggregate Principal Receivables	11,236,976,137.63
q.	EOP Finance Charge Receivables	310,087,614.60
r.	EOP Total Receivables	11,547,063,752.23

s.	Excess Funding Account Balance	0.00

t.	Required Principal Balance	6,820,000,000.00
u.	Minimum Free Equity Amount (EOP Aggregate Principal Receivables * 4.0%)	449,479,045.51
v.	Free Equity Amount (Note Trust Principal Balance - EOP Collateral Amount)	4,757,443,973.88

II. Investor Information (Trust Level)

a.	Note Principal Balance (Sum of all Series)
	i.	Beginning of Interest Period	6,141,861,111.12
	ii.	Increase in Note Principal Balance due to New Issuance	0.00
	iii.	Decrease in Note Principal Balance due to Principal Paid	326,111,111.12
	iv.	End of Interest Period	5,815,750,000.00

b.	Excess Collateral Amount (Sum of all Series)
	i.	Beginning of Interest Period	337,671,052.63
	ii.	Additional Enhancement Amount	0.00
	iii.	Increase in Excess Collateral Amount due to New Issuance	0.00
	iv.	Reductions in Required Excess Collateral Amount	42,894,736.84
	v.	Increase/Decrease in Unreimbursed Investor Charge-Off	0.00
	vi.	Increase/Decrease in Unreimbursed Reallocated Principal Collections	0.00
	vii.	End of Interest Period	294,776,315.79

c.	Collateral Amount (Sum of all Series)
	i.	End of Prior Monthly Period	6,816,959,064.34
	ii.	Beginning of Interest Period (a.i + b.i)	6,479,532,163.75
	iii.	Increase/Decrease in Unreimbursed Investor Charge-Off	0.00
	iv.	Increase/Decrease in Unreimbursed Reallocated Principal Collections	0.00
	v.	End of Interest Period (c.ii + a.ii - a.iii + (b.ii through b.iv) - c.iii - c.iv)	6,110,526,315.79

III. Trust Performance Data (Monthly Period)

a.	Gross Trust Yield (Finance Charge Collections / BOP Principal Receivables)
	i.	Current		23.5846%
	ii.	Prior Monthly Period		23.6105%
	iii.	Two Months Prior Monthly Period		24.3799%
	iv.	Three-Month Average		23.8583%

b.	Payment Rate (Principal Collections / BOP Principal Receivables)
	i.	Current		13.9720%
	ii.	Prior Monthly Period		14.7263%
	iii.	Two Months Prior Monthly Period		13.6883%
	iv.	Three-Month Average		14.1289%

c.	Charge-Off Rate (Default Amount for Defaulted Accounts / BOP Principal Receivables)
	i.	Current		6.7678%
	ii.	Prior Monthly Period		6.6778%
	iii.	Two Months Prior Monthly Period		7.1087%
	iv.	Three-Month Average		6.8515%

d.	Default Amount for Defaulted Accounts			63,479,079.63

e.	Collections
	i.	Total Trust F/C Collections		221,212,015.08
	ii.	Total Trust Principal Collections		1,572,613,642.24
	iii.	Total Trust Collections		1,793,825,657.32

			Percentage	Amount
f.	Delinquency Data
	i.	15-29 Days Delinquent	5.1916%	599,475,698.94
	ii.	30-59 Days Delinquent	1.4836%	171,312,365.65
	iii.	60-89 Days Delinquent	0.9216%	106,421,413.58
	iv.	90-119 Days Delinquent	0.6992%	80,733,844.54
	v.	120-149 Days Delinquent	0.6350%	73,328,637.62
	vi.	150 or Greater Days Delinquent	0.4166%	48,103,037.41

IV. Series Performance Data

a.	Portfolio Yield
	i.	Current	17.6832%
	ii.	Prior Monthly Period	17.7809%
	iii.	Two Months Prior Monthly Period	0.0000%
	iv.	Three-Month Average	17.7320%

b.	Base Rate
	i.	Current	5.1268%
	ii.	Prior Monthly Period	5.0864%
	iii.	Two Months Prior Monthly Period	0.0000%
	iv.	Three-Month Average	5.1066%

c.	Excess Spread Percentage
	i.	Current	12.5564%
	ii.	Prior Monthly Period	12.6945%
	iii.	Two Months Prior Monthly Period	0.0000%
	iv.	Quarterly Excess Spread Percentage	12.6254%

V. Investor Information Regarding Distributions to Noteholders

a.	The total amount of the distribution to Class A Noteholders per $1000 Note Initial Principal Balance.	1.783333

b.	The amount of the distribution set forth in paragraph a. above in respect of interest on the Class A Notes, per $1000 Note Initial Principal Balance.	1.783333

c.	The amount of the distribution set forth in paragraph a. above in respect of principal on the Class A Notes, per $1000 Note Initial Principal Balance.	0.000000

d.	The total amount of the distribution to Class B Noteholders per $1000 Note Initial Principal Balance.	1.966667

e.	The amount of the distribution set forth in paragraph d. above in respect of interest on the Class B Notes, per $1000 Note Initial Principal Balance.	1.966667

f.	The amount of the distribution set forth in paragraph d. above in respect of principal on the Class B Notes, per $1000 Note Initial Principal Balance.	0.000000

g.	The total amount of the distribution to Class C Noteholders per $1000 Note Initial Principal Balance.	2.150000

h.	The amount of the distribution set forth in paragraph g. above in respect of interest on the Class C Notes, per $1000 Note Initial Principal Balance.	2.150000

i.	The amount of the distribution set forth in paragraph g. above in respect of principal on the Class C Notes, per $1000 Note Initial Principal Balance.	0.000000

VI. Investor Information

a.	Class A Note Initial Principal Balance		790,000,000.00
b.	Class B Note Initial Principal Balance		110,000,000.00
c.	Class C Note Initial Principal Balance		52,500,000.00
d.	Initial Excess Collateral Amount		47,500,000.00
e.	Initial Collateral Amount		1,000,000,000.00

f.	Class A Note Principal Balance
	i.	Beginning of Interest Period	790,000,000.00
	ii.	Principal Payment	0.00
	iii.	End of Interest Period	790,000,000.00

g.	Class B Note Principal Balance
	i.	Beginning of Interest Period	110,000,000.00
	ii.	Principal Payment	0.00
	iii.	End of Interest Period	110,000,000.00

h.	Class C Note Principal Balance
	i.	Beginning of Interest Period	52,500,000.00
	ii.	Principal Payment	0.00
	iii.	End of Interest Period	52,500,000.00

i.	Excess Collateral Amount
	i.	Beginning of Interest Period	47,500,000.00
	ii.	Reduction in Excess Collateral Amount	0.00
	iii.	End of Interest Period	47,500,000.00

j.	Principal Accumulation Account Balance
	i.	Beginning of Interest Period	0.00
	ii.	Controlled Deposit Amount	0.00
	iii.	Withdrawal for Principal Payment	0.00
	iv.	End of Interest Period	0.00

k.	Collateral Amount
	i.	Beginning of Interest Period	1,000,000,000.00
	ii.	Increase/Decrease in Unreimbursed Investor Charge-Offs	0.00
	iii.	Increase/Decrease in Reallocated Principal Collections	0.00
	iv.	Reduction in Excess Collateral Amount	0.00
	v.	Principal Payments	0.00
	vi.	End of Interest Period	1,000,000,000.00
	vii.	Collateral Amount as a Percentage of Note Trust Principal Balance	8.8992%
	viii.	Amount by which Note Principal Balance exceeds Collateral Amount	N/A

l.	Required Excess Collateral Amount		47,500,000.00

VII. Investor Charge-Offs and Reallocated Principal Collections

(Section references relate to Indenture Supplement)

a.	Beginning Unreimbursed Investor Charge-Offs	0.00
b.	Current Unreimbursed Investor Defaults	0.00
c.	Current Unreimbursed Investor Uncovered Dilution Amount	0.00
d.	Current Reimbursement of Investor Charge-Offs pursuant to Section 4.4(a)(vii)	0.00
e.	Ending Unreimbursed Investor Charge-Offs	0.00
f.	Beginning Unreimbursed Reallocated Principal Collections	0.00
g.	Current Reallocated Principal Collections pursuant to Section 4.7	0.00
h.	Current Reimbursement of Reallocated Principal Collections pursuant to Section 4.4(a)(vii)	0.00
i.	Ending Unreimbursed Reallocated Principal Collections	0.00

VIII. Investor Percentages - BOP Balance and Series Account Information

a.	Allocation Percentage Numerator - for Finance Charge Collections and Default Amounts		1,000,000,000.00

b.	Allocation Percentage Numerator - for Principal Collections		1,000,000,000.00

c.	Allocation Percentage Denominator
	i.	Aggregate Principal Receivables Balance	11,255,432,363.68
	ii.	Number of Days at Balance	31
	iii.	Average Principal Balance	11,255,432,363.68

d.	Sum of Allocation Percentage Numerators for all outstanding Series with respect to Finance Charge Collections and Default Amounts		6,479,532,163.75

e.	Sum of Allocation Percentage Numerators for all outstanding Series with respect to Principal Collections		6,820,000,000.00

f.	Allocation Percentage, Finance Charge Collections and Default Amount (a. / greater of c.iii or d.)		8.8846%
g.	Allocation Percentage, Principal Collections (b. / greater of c.iii or e.)		8.8846%
h.	Series Allocation Percentage (a. / d.)		15.4332%

IX. Collections and Allocations

			Trust	Series
a.	Finance Charge Collections		221,212,015.08	19,653,799.87
b.	Recoveries		8,126,920.02	722,044.23
c.	Principal Collections		1,572,613,642.24	139,720,411.57
d.	Default Amount		63,479,079.63	5,639,861.50
e.	Dilution		122,467,148.50	10,880,714.71
f.	Investor Uncovered Dilution Amount		0.00	0.00
g.	Available Finance Charge Collections
	i.	Investor Finance Charge Collections		19,653,799.87
	ii.	Excess Finance Charge Collections allocable to Series 2004 - 2		0.00
	iii.	Principal Accumulation Account Investment Proceeds		0.00
	iv.	Investment earnings in the Reserve Account		0.00
	v.	Reserve Account Draw Amount		0.00
	vi.	Net Swap Receipts		0.00
	vii.	Recoveries		722,044.23
h.	Available Finance Charge Collections (Sum of g.i through g.vii)			20,375,844.10
i.	Total Collections (c.Series + h.)			160,096,255.67
j.	Total Finance Charge Collections deposited in the Collection Account (net of any amounts distributed to Transferor and owed to Servicer)			2,605,664.43

X. Application of Available Funds pursuant to Section 4.4(a) of the Indenture Supplement

a.	Available Finance Charge Collections		20,375,844.10

i.	On a pari passu basis:
	a.	Payment to the Indenture Trustee, to a maximum of $25,000	0.00
	b.	Payment to the Trustee, to a maximum of $25,000	0.00
	c.	Payment to the Administrator, to a maximum of $25,000	54.02

ii.	To the Servicer:
	a.	Noteholder Servicing Fee	1,666,666.67
	b.	Noteholder Servicing Fee previously due but not paid	0.00
	c.	Total Noteholder Servicing Fee	1,666,666.67

iii.	On a pari passu basis:
	a.	Class A Monthly Interest	1,408,833.33
	b.	Class A Deficiency Amount	0.00
	c.	Class A Additional Interest	0.00
	d.	Class A Additional Interest not paid on prior Payment Date	0.00
	e.	Class A Net Swap Payments	719,558.33
	f.	Class A Net Swap Payments not paid on a prior Payment Date	0.00

iv.	On a pari passu basis:
	a.	Class B Monthly Interest	216,333.33
	b.	Class B Deficiency Amount	0.00
	c.	Class B Additional Interest	0.00
	d.	Class B Additional Interest not paid on prior Payment Date	0.00
	e.	Class B Net Swap Payments	100,191.67
	f.	Class B Net Swap Payments not paid on a prior Payment Date	0.00

v.	On a pari passu basis:
	a.	Class C Monthly Interest	112,875.00
	b.	Class C Deficiency Amount	0.00
	c.	Class C Additional Interest	0.00
	d.	Class C Additional Interest not paid on prior Payment Date	0.00
	e.	Class C Net Swap Payments	47,818.75
	f.	Class C Net Swap Payments not paid on a prior Payment Date	0.00

vi.	To be treated as Available Principal Collections
	a.	Aggregate Investor Default Amount	5,639,861.50
	b.	Aggregate Investor Uncovered Dilution Amount	0.00

vii.	To be treated as Available Principal Collections, to the extent not previously reimbursed
	a.	Investor Charge-offs	0.00
	b.	Reallocated Principal Collections	0.00

viii.	Excess of Required Reserve Account Amount Over Available Reserve Account Amount		0.00

ix.	Amounts required to be deposited to the Spread Account		0.00

x.	To be treated as Available Principal Collections: Aggregate Investor Minimum Free Equity Shortfall		0.00

xi.	On a pari passu basis:
	a.	Partial or early termination or other additional amount owed to Class A Swap Counterparty	0.00
	b.	Partial or early termination or other additional amount owed to Class B Swap Counterparty	0.00
	c.	Partial or early termination or other additional amount owed to Class C Swap Counterparty	0.00

xii.	Unless an Early Amortization Event has occured, amounts that have not been paid pursuant to (a)(i) above		0.00

xiii.	The balance, if any, will constitute a portion of Excess Finance Charge Collections for such Payment Date and first will be available for allocation to other Series in Group One and, second, paid to the Transferor, to be applied in accordance with Section 8.6 of the Indenture unless:		10,463,651.50

	a.	There is an Early Amortization Period, in which case Excess Finance Charge Collections will be used to pay Monthly Principal; or	0.00

b.	GE Capital’s long-term unsecured debt rating is Aa2 or lower by Moody’s or AA or lower by S&P and the Free Equity Amount is less than the Minimum Free Equity Amount, in which case Excess Finance Charge Collections will be deposited to the Excess Funding Account up to such shortfall	0.00

XI. Excess Finance Charge Collections (Group One)

a.	Total Excess Finance Charge Collections in Group One	71,556,421.54
b.	Finance Charge Shortfall for Series 2004 - 2	0.00
c.	Finance Charge Shortfall for all Series in Group One	0.00
d.	Excess Finance Charges Collections Allocated to Series 2004 - 2	0.00

XII. Available Principal Collections and Distributions (Section references relate to Indenture Supplement)

a.	Investor Principal Collections			139,720,411.57
b.	Less: Reallocated Principal Collections for the Monthly Period pursuant to Section 4.7			0.00
c.	Plus: Shared Principal Collections allocated to this Series			0.00
d.	Plus: Aggregate amount to be treated as Available Principal Collections pursuant to Section 4.4(a)(vi)			5,639,861.50
e.	Plus: Aggregate amount to be treated as Available Principal Collections pursuant to Section 4.4(a)(vii)			0.00
f.	Plus: Aggregate amount to be treated as Available Principal Collections pursuant to Section 4.4(a)(x)			0.00
g.	Plus: During an Early Amortization Period, the amount of Available Finance Charge Collections used to pay principal on the Notes pursuant to Section 4.4(a)(xix)			0.00

h.	Available Principal Collections (Deposited to Principal Account)			145,360,273.07
	i.	During the Revolving Period, Available Principal Collections treated as Shared Principal Collections Pursuant to Section 4.4(b)		145,360,273.07

	ii.	During the Controlled Accumulation Period, Available Principal Collections deposited to the Principal Accumulation Account pursuant to Section 4.4(c)(i)		0.00

	iii.	During the Early Amortization Period, Available Principal Collections deposited to the Distribution Account pursuant to Section 4.4(c)(ii)		0.00

	iv.	Series Shared Principal Collections available to Group One pursuant to Section 4.4(c)(iii)		145,360,273.07
	v.	Principal Distributions pursuant to Section 4.4(e) in order of priority
		a.	Principal paid to Class A Noteholders	0.00
		b.	Principal paid to Class B Noteholders	0.00
		c.	Principal paid to Class C Noteholders	0.00
	vi.	Total Principal Collections Available to Share (Inclusive of Series 2004 - 2)		663,325,759.77
	vii.	Series Principal Shortfall		0.00
	viii.	Shared Principal Collections allocated to this Series from other Series		0.00

XIII. Series 2004 - 2 Accumulation

a.	Controlled Accumulation Period Length in months (scheduled)	10.00
b.	Controlled Accumulation Amount	0.00
c.	Controlled Deposit Amount	0.00
d.	Accumulation Shortfall	0.00

XIV. Reserve Account Funding (Section references relate to Indenture Supplement)

a.	Reserve Account Funding Date (scheduled)	9/14/2006
b.	Required Reserve Account Amount (.50% of Note Principal Balance beginning on Reserve Account Funding Date)	0.00
c.	Beginning Available Reserve Account Amount	0.00
d.	Reserve Draw Amount	0.00
e.	Deposit pursuant to 4.4(a)(viii) the excess of b. over c.	0.00
f.	Withdrawal for Reserve Account Surplus paid to Transferor pursuant to Section 4.10(d)	0.00
g.	Withdrawal for Reserve Account Surplus paid to Transferor pursuant to Section 4.10(e)	0.00
h.	Ending Available Reserve Account Amount	0.00

XV. Spread Account Funding (Section references relate to Indenture Supplement)

a.	Spread Account Percentage	0.00%
b.	Required Spread Account Amount	0.00
c.	Beginning Available Spread Account Amount	0.00
d.	Withdrawal pursuant to 4.11 (a) - Section 4.4(a)(v) Shortfall	0.00
e.	Withdrawal pursuant to 4.11 (b) - Class C Expected Principal Payment Date	0.00
f.	Withdrawal pursuant to 4.11 (c) - Early Amortization Event	0.00
g.	Withdrawal pursuant to 4.11 (d) - Event of Default	0.00
h.	Deposit pursuant to 4.4 (a)(ix) - Spread Account Deficiency	0.00
i.	Withdrawal pursuant to 4.11 (f) - Spread Account Surplus Amount	0.00
j.	Ending Available Spread Account Amount	0.00

XVI. Series Early Amortization Events

a.	Failure to convey Transferred Receivables in the event:
	i.	The Free Equity Amount is less than the Minimum Free Equity Amount; or	No
	ii.	The Note Trust Principal Balance is less than the Required Principal Balance	No
b.	The three-month average Portfolio Yield is less than three-month average Base Rate		No
c.	The Note Principal Balance is outstanding beyond the Expected Principal Payment Date		No

IN WITNESS WHEREOF, the undersigned has duly executed this Monthly Noteholder’s Statement as of the 15th day of December 2004.

MONOGRAM CREDIT CARD
BANK OF GEORGIA, as Servicer

By:	/s/ Donald R. Ramon
Name:	Donald R. Ramon
Title:	President and CEO